EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert J. Palmisano, Chief Executive Officer of IntraLase Corp., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report of IntraLase Corp. on Form 10-Q for the quarterly period ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2) the information contained in such Report fairly presents in all material respects the financial condition and results of operations of IntraLase Corp.

Date: November 10, 2004	/s/ Robert J. Palmisano
Robert J. Palmisano
President and Chief Executive Officer